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                                                                     Exhibit 4.1

                             TRANSWITCH CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 This Certificate is transferable in Canton, MA, Jersey City, NJ or New York, NY


Number Shares
TXC
Common Stock
CUSIP 894065 10 1

                                SEE REVERSE SIDE
                             FOR CERTAIN DEFINITIONS

                               This Certifies That

                                 is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.001 PER SHARE OF
                             TRANSWITCH CORPORATION

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

         /s/ Michael C. McCoy            [SEAL]       /s/ Santanu Das
         ----------------------------                 --------------------------
         Secretary                                    President



           COUNTERSIGNED AND REGISTERED: EQUISERVE TRUST COMPANY, N.A.
                          TRANSFER AGENT AND REGISTRAR
                                       BY
                              AUTHORIZED SIGNATURE
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                             TRANSWITCH CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________ Custodian ___________
                      (Cust)                (Minor)
Under the Uniform Gifts
to Minors Act _________________
                    (State)


Additional abbreviations may also be used though not in above list.

FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
                _______________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                _______________________________________________
                _______________________________________________

shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated:                         ________________________________________



                                        ________________________________________
                                        NOTICE: The signature(s) to this
                                        assignment must correspond with the name
                                        as written upon the face of the
                                        certificate in every particular, without
                                        alteration or enlargement or any change
                                        whatever.
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         SIGNATURE (S) GUARANTEED:______________________________________________
                                  The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.

THIS CERTIFICATE EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN TRANSWITCH CORPORATION AND EQUISERVE TRUST COMPANY, N.A., AS IN EFFECT FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF TRANSWITCH CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. TRANSWITCH CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.